Exhibit 10.1
Execution Version

LIMITED WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT AND BORROWING BASE REDETERMINATION

THIS LIMITED WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT AND BORROWING BASE REDETERMINATION (this “Amendment”) dated as of May 8, 2018, but effective as of March 31, 2018, among YUMA ENERGY, INC., a Delaware corporation (“Yuma Energy”), YUMA EXPLORATION AND PRODUCTION COMPANY, INC., a Delaware corporation, PYRAMID OIL LLC, a California limited liability company, and DAVIS PETROLEUM CORP., a Delaware corporation (“Davis”, and together with Yuma Energy, Yuma Exploration and Production Company, Inc., and Pyramid Oil LLC, the “Borrowers”, and each a “Borrower”), the Guarantors existing on the date hereof, the undersigned Lenders party to the Credit Agreement (the “Lenders”) and SOCIÉTÉ GÉNÉRALE, in its capacity as Administrative Agent (the “Administrative Agent”).

RECITALS

A. The Borrowers, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of October 26, 2016, as amended by that certain First Amendment to Credit Agreement and Borrowing Base Redetermination dated as of May 19, 2017 (as so amended, and as otherwise amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”).

B. Yuma Energy, in its capacity as the Borrowing Agent, has notified the Administrative Agent and the Lenders under the Credit Agreement that for the four fiscal quarter period ended March 31, 2018 (the “Subject Period”), the occurrence of several events beyond the reasonable control of the Borrowers (including hurricanes and other extraordinary weather, unforeseeable governmental mandates and equipment maintenance), resulted in the Borrowers shutting-in several of their wells and suspending production from their reserves for a period of time (the “2017 Shut-In Events”). As a result of the 2017 Shut-In Events, the Borrowers’ Consolidated Net Income for the Subject Period was lower than projected.

C. The Borrowers have requested certain amendments and waivers to the Credit Agreement and, subject to the conditions precedent set forth herein, the parties hereto have agreed to so amend and waive certain provisions of the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Same Terms. All terms used herein that are defined in the Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, (i) all references in the Loan Documents to the “Agreement” shall mean the Credit Agreement, as amended by this Amendment, and (ii) all references in the Loan Documents to the “Loan Documents” shall mean the Loan Documents, as amended by this Amendment.

2. Limited Waivers.  At the request of the Borrowers, the Administrative Agent and the Lenders, hereby agree to waive any non-compliance (if any) by the Borrowers’ with Section 6.1(a) of the Credit Agreement for the four fiscal quarter period ended March 31, 2018 to the extent such non-compliance (if any) would not have occurred but for the 2017 Shut-In Events (and any breach of any representation or warranty under the Credit Agreement or any other Loan Document as a result of the existence of such failure (if any) to comply is hereby similarly waived), provided that, the Ratio of Total Debt to EBITDAX for the four fiscal quarter period ended March 31, 2018 (as reflected in the Borrowers’ Compliance Certificate for the four fiscal quarter period ended March 31, 2018) does not exceed 3.75 to 1.00 (in which case, the Borrowers’ non-compliance (if any) shall not be waived).

The waivers in this Section 2 are effective only in respect of the matters and for the time periods expressly set forth in this Section 2 and not for any other period and, except as expressly set forth in this Amendment, no other waivers are intended or made by this Amendment. No failure or delay on the part of the Administrative Agent, any Lender, the Issuing Bank or the holder of any Note in exercising any power or right under the Credit Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No waiver or approval by the Administrative Agent, any Lender, the Issuing Bank or the holder of any Note under this Amendment, the Credit Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to any subsequent transaction or any Default or Event of Default under any Loan Document.

3. Amendments to Credit Agreement. Subject to the conditions precedent set forth in Section 5 hereof, the Credit Agreement is amended as follows:

A. Section 5.10(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a)            Unless otherwise agreed to by the Administrative Agent and the Lenders, the Borrowing Agent shall provide to the Administrative Agent on or before May 18, 2018 evidence satisfactory to the Administrative Agent that the Borrowers have entered into (and thereafter, the Borrower shall maintain in effect) Hedge Transactions with Approved Counterparties with respect to at least the monthly notional volumes of natural gas and crude oil, as applicable, set forth in on Schedule 5.10 for each such month and having the floor price levels indicated therein (it being acknowledged and agreed that the intention of the parties is that the Borrowers shall have entered into (and shall thereafter maintain) Hedge Transactions with Approved Counterparties (including the Hedge Transactions described above) such that (x) the notional volumes of all natural gas related Hedge Transactions of the Borrowers and their respective Subsidiaries, in the aggregate, equal or exceed 70% of the Borrowers’ and their respective Subsidiaries’ reasonably anticipated projected production of proved developed producing reserves from natural gas for each month during the period from June 1, 2018 through December 31, 2019, (y) the notional volumes of all natural gas related Hedge Transactions of the Borrowers and their respective Subsidiaries, in the aggregate, equal or exceed 50% of the Borrowers’ and their respective Subsidiaries’ reasonably anticipated projected production of proved developed producing reserves from natural gas for the 2020 calendar year, and (z) the notional volumes of all crude oil related Hedge Transactions of the Borrowers and their respective Subsidiaries, in the aggregate, equal or exceed 80% of the Borrowers’ and their respective Subsidiaries’ reasonably anticipated projected production of crude oil for each month during the period from ten (10) Business Days after the Effective Date through December 31, 2019).”

B. Section 5 of the Credit Agreement is hereby amended by adding a new Section 5.19 therein to read as follows:

“SECTION 5.19  Production Reports and Lease Operating Statements. Commencing with the calendar month ending April 30, 2018, within 45 days after the end of each calendar month, a report setting forth, for such calendar month (i) the volume of production and sales attributable to production (and the prices at which such sales were made and the revenues derived from such sales) for each such calendar month from the Oil and Gas Properties, in the aggregate, and (ii) the related ad valorem, severance and production taxes and lease operating expenses attributable thereto and incurred for each such calendar month.”

C. Section 6.1(b) of the Credit Agreement is hereby amended and restated to read as follows:

“(b)           Current Ratio. Yuma Energy will not permit, as of the last day of any fiscal quarter, commencing with the fiscal quarter ending December 31, 2016, its ratio of (i) consolidated current assets of such Borrower and its Subsidiaries (including the unused amount of the total Commitments (but only to the extent that no Event of Default then exists or that such Event of Default has been waived by the requisite Lenders), but excluding non-cash assets under ASC Topic 815 (formerly FAS 133) to (ii) consolidated current liabilities of such Borrower and its Subsidiaries (excluding (x) non-cash obligations under ASC Topic 815 (formerly FAS 133) that may be classified as current liabilities and (y) the current portion of long-term Indebtedness outstanding under this Agreement) to be less than 1.00 to 1.00.”

4. Borrowing Base Redetermination. Upon May 8, 2018, until the next redetermination of the Borrowing Base in accordance with the provisions of Section 2.4 of the Credit Agreement, the amount of the Borrowing Base in effect immediately prior to May 8, 2018 shall be decreased from $40,500,000 to $35,000,000. Both the Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other hand, agree that the reduction of the Borrowing Base pursuant to Section 4 shall constitute the spring 2018 Scheduled Redetermination (and, in any event, shall not constitute an Interim Redetermination).

5. Conditions Precedent. This Amendment shall become effective as of March 31, 2018 (the “Amendment Effective Date”) upon each of the following conditions being satisfied:

A. Amendment to Credit Agreement. The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Amendment duly and validly executed and delivered by duly authorized officers of the Borrowers, the Guarantors, the Administrative Agent and the Majority Lenders.

B. Representations and Warranties; No Defaults. Each Borrower shall have confirmed and acknowledged to the Administrative Agent and the Lenders, and by its execution and delivery of this Amendment, each Borrower does hereby confirm and acknowledge to the Administrative Agent and the Lenders, that (i) all representations and warranties contained herein or in the other Loan Documents or otherwise made in writing in connection herewith or therewith shall be true and correct with the same force and effect as though such representations and warranties have been made on and as of the Amendment Effective Date and (ii) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

6. Amendment Fee.  Upon the effectiveness of this Amendment pursuant to Section 5, the Borrowing Agent shall pay to the Administrative Agent for the account of each Lender that has delivered an executed counterpart signature page to this Amendment to the Administrative Agent or its counsel on or before 5 p.m. central time on May 8, 2018, a fee equal to ten (10) basis points on the amount of each Lender’s allocated commitment amount of the Maximum Credit Amount after giving effect to the Borrowing Base redetermination in Section 4 of this Amendment.

7. Post Closing Covenant. Not later than thirty (30) days after May 8, 2018 (or such longer period as the Administrative Agent may agree in its reasonable discretion), the Borrower shall furnish to the Administrative Agent appropriate evidence confirming that Mortgages have been filed that are effective to create in favor of the Administrative Agent for the benefit of the holders of Secured Obligations, a legal, valid and enforceable Lien on the Borrowers’ Oil and Gas properties located in Yoakum County, Texas (including but not limited to the State 320 1H well).

8. Certain Representations. Each Borrower represents and warrants that, as of the Amendment Effective Date: (A) each Borrower has full power and authority to execute this Amendment and the other documents executed in connection herewith and this Amendment and such other documents constitute the legal, valid and binding obligation of each Borrower enforceable in accordance with their terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally; and (B) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other person is required for the execution, delivery and performance by each Borrower thereof. In addition, each Borrower represents that after giving effect to this Amendment all representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date.

9. No Further Amendments or Waivers. Except as amended or waived hereby, the Credit Agreement and the Loan Documents shall remain unchanged and all provisions shall remain fully effective between the parties.

10. Acknowledgments and Agreements. Each Borrower acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their respective terms, and each Borrower waives any defense, offset, counterclaim or recoupment with respect thereto. Each Borrower, the Administrative Agent and each Lender do hereby adopt, ratify and confirm the Credit Agreement, as amended hereby, and the Loan Documents and acknowledge and agree that the Credit Agreement, as amended hereby, and the Loan Documents are and remain in full force and effect. Each Borrower acknowledges and agrees that its liabilities and obligations under the Credit Agreement, as amended hereby, and under the Loan Documents, are not impaired in any respect by this Amendment. Any breach of any representations, warranties and covenants under this Amendment shall be an Event of Default under the Credit Agreement.

11. Limitation on Agreements. The modifications set forth herein are limited precisely as written and shall not be deemed (A) to be a consent under or a waiver of or an amendment to any other term or condition in the Credit Agreement or any of the Loan Documents (other than the waiver provided for in Section 2 of this Amendment), or (B) to prejudice any right or rights that the Administrative Agent now has or may have in the future under or in connection with the Credit Agreement and the Loan Documents, each as amended hereby, or any of the other documents referred to herein or therein. This Amendment shall constitute a Loan Document for all purposes.

12. Confirmation of Security. Each Borrower hereby confirms and agrees that all of the Security Documents, as may be amended in accordance herewith, that presently secure the Obligations shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Obligations as described in the Credit Agreement as modified by this Amendment.

13. Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

14. Incorporation of Certain Provisions by Reference. The provisions of Section 9.9 of the Credit Agreement captioned “Governing Law; Jurisdiction; Waiver of Venue; Service of Process” are incorporated herein by reference for all purposes.

15. Entirety, Etc. This Amendment and all of the other Loan Documents embody the entire agreement between the parties. THIS AMENDMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[The rest of this page is intentionally left blank; the signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the date and year first above written.

BORROWERS

YUMA ENERGY, INC.

By: /s/ Sam L. Banks
Name: Sam L. Banks
Title: CEO

YUMA EXPLORATION AND PRODUCTION COMPANY, INC.

By: /s/ Sam L. Banks
Name: Sam L. Banks
Title: CEO

PYRAMID OIL LLC

By: /s/ Sam L. Banks
Name: Sam L. Banks
Title: CEO

DAVIS PETROLEUM CORP.

By: /s/ Sam L. Banks
Name: Sam L. Banks
Title: CEO

Signature Page to Limited Waiver and Second Amendment

ADMINISTRATIVE AGENT
AND LENDER:

SOCIÉTÉ GÉNÉRALE

By: /s/ Max Sonnonstine
Name: Max Sonnonstine
Title: Director

LENDER:

CIT BANK, N.A.

By: /s/ John Feeley
Name: John Feeley
Title: Director

LENDER:

LEGACYTEXAS BANK

By: /s/ Whitney Randolph
Name: Whitney Randolph
Title: Senior Vice President

Signature Page to Limited Waiver and Second Amendment

THE GUARANTORS HEREBY CONSENT TO THE EXECUTION, DELIVERY AND PERFORMANCE OF THE TERMS OF THIS AMENDMENT BY THE BORROWERS.

THE YUMA COMPANIES, INC.

By: /s/ Sam L. Banks
Name: Sam L. Banks
Title: CEO

DAVIS PETROLEUM ACQUISITION CORP.

By: /s/ Sam L. Banks
Name: Sam L. Banks
Title: CEO

Signature Page to Limited Waiver and Second Amendment